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                                                                  EXHIBIT 10.48
October 1, 1996

Celadon Group, Inc.
888 Seventh Avenue, Suite 402
New York, New York 10106

Gentlemen:

Reference is made to that certain warrant, dated August 1, 1990, as amended by amendment No. 1 thereto, dated as of September 30, 1992, a letter agreement, dated December 22, 1993 and a letter agreement, dated October 25, 1995 (the "Warrant"), entitling International Bancshares Corporation ("IBC") to purchase shares of common stock, par value $0.033 per share, of Celadon Group, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not defined herein have the meanings ascribed to them in the warrant.

Your execution of this letter in the space provided below shall indicate the Company's agreement with IBC that the Exercise Period of the Warrant shall be amended to expire at 5:00 p.m., New York time, on November 1, 1997. Except as hereby expressly amended, the terms and provisions of the Warrant remain in full force and effect.

                                           Very truly yours,

                                           INTERNATIONAL BANCSHARES CORPORATION

                                           By: /s/ Dennis E. Nixon
                                               --------------------------------
                                               Dennis E. Nixon
                                               President

 Accepted and Agreed to by
 CELADON GROUP, INC.

By:/s/ Stephen Russell
   -------------------------
     Stephen Russell
     Chairman of the Board and
     Chief Executive Officer

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